E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® A NASDAQ Traded Company - Symbol HBNC VIRTUAL INVESTOR DAY | DECEMBER 2, 2021

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Forward-Looking Statements This presentation and any prerecorded commentary may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon Bancorp, Inc. and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in the presentation materials should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include risk factors relating to the banking industry and the other factors detailed from time to time in Horizon’s reports filed with the Securities and Exchange Commission (the “SEC”), including those described in Horizon’s Annual Report on Form 10-K for the year ended December 31, 2020 and other subsequent filings with the SEC. Further, statements about the effects of the COVID-19 pandemic on our business, operations, financial performance, and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable, and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties, and us. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law. Non-GAAP Measures Certain non-GAAP financial measures are presented herein. Horizon believes they are useful to investors and provide a greater understanding of Horizon’s business without giving effect to non-recurring costs and non-core items. For each non-GAAP financial measure, we have presented comparable GAAP measures and reconciliations of the non-GAAP measures to those GAAP measures in the Appendix to this presentation. Please see slides 35-44. Important Information 2

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 3 Submit your questions at any time during presentations and Q&A sessions Trouble with this form? Send your questions to HBNC@lambert.com.

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Craig M. Dwight Chairman & CEO 4

Diversified & Attractive Footprint


WISCONSIN
Milwaukee
Madison
LAKE MICHIGAN
Chicago
MICHIGAN
Midland
$1.5B IN LOANS
Grand Rapids
Lansing
Ann Arbor
Detroit
Michigan City
South Bend
Fort Wayne
ILLINOIS
Lafayette
INDIANA
Indianapolis
OHIO
$1.9B IN LOANS
Louisville
KENTUCKY

Serving the Right Side of Chicago

Headquartered in Michigan City, IN, with 78 locations in attractive markets in Indiana and Michigan

Double commuter track addition to the South Shore train lines supports growth in Northwest Indiana, which offers proximity to Chicago, with lower taxes and cost of living

Major colleges and universities throughout footprint, including Notre Dame University, Purdue University, University of Michigan and Michigan State University

INDIANA	MICHIGAN
9/30/21 Loans: $1.9B	9/30/21 Loans: $1.5B
55% of Loans	45% of Loans

Multiple Revenue Streams Diversifies Risk

Retail Banking	Mortgage Banking
Business Banking	Wealth Management

Complementary Revenue Streams that are Counter-Cyclical to Varying Economic Cycles

Note: Total loan figures for Indiana and Michigan are as of 9/30/21 and do not include Mortgage Warehouse.

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HORIZON BANK

2022 Goals

10%
ANNUAL COMMERCIAL LOAN GROWTH
Excluding PPP loans

15-18%
MODEST REDUCTION IN MORTGAGE ORIGINATIONS
Well below industry expectations

5-9%
ANNUAL CONSUMER LOAN GROWTH

<2.00%
ANNUAL EXPENSES TO AVERAGE ASSETS RATIO

>1.20%
ROAA

>12.5%
ROAE

NET INTEREST INCOME
$
GROWTH

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Agenda

Welcome

Craig M. Dwight, Chairman & Chief Executive Officer

The Retail Franchise

Mark E. Secor, Executive Vice President & Chief Financial Officer
Kathie A. DeRuiter, Executive Vice President & Senior Operations Officer

Live Q&A Session Featuring Craig, Mark & Kathie

Commercial Opportunity in 2022 and Beyond

Dennis J. Kuhn, Executive Vice President & Chief Commercial Banking Officer
Lynn Kerber, Executive Vice President & Senior Commercial Credit Officer

Consumer Opportunity in 2022 and Beyond

James D. Neff, President
Noe Najera, Senior Vice President, Retail Lending

Live Q&A Session Featuring Craig, Dennis, Lynn, Jim & Noe

Closing Remarks

Craig M. Dwight, Chairman & Chief Executive Officer

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Mark E. Secor EVP & CFO 8

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 9 Enhancing Branch Network Efficiency 1 New Gary, IN branch in 2021, as part of commitment to improving access to financial services to minorities in cities that have been underserved 10 Permanent consolidation of 9 Indiana branches and 1 in Michigan on August 27, 2021 as part of annual branch optimization process 14 Acquired 14 Michigan branches on September 17, 2021 through financially and strategically attractive transaction 62 63 74 73 78 $46 $50 $53 $62 $77 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 - 10 20 30 40 50 60 70 80 90 2017 2018 2019 2020 3Q21 Efficient Branch Network ($ millions) Total Branches Deposits/ Branch

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 10 Branch Acquisition Summary 14 branches, $846M of deposits and $215M of loans Attractive Pricing 1.75% premium on deposits with 14 TCF National Bank branches in Michigan Low-Cost Core Deposits ~0.05% average cost of deposits Low-Cost Operations Low operating cost of 14 branches should reduce HBNC’s already low annualized OpEx-to- average-assets ratio of 2.09% Performing Loans Acquiring mortgage, consumer and small business loans at a 3.5% discount Highly Accretive Expected to exceed 17% accretion to 2022 EPS Modest TBV Dilution TBV dilution of 1.6% with an earnback of <1 year Strong IRR Exceeds HBNC hurdle rates including approximately 29% internal rate of return Deploying Capital Very productive deployment of excess holding-company capital and $20 million of cash down-streamed to the bank, with no external capital raise required for this transaction Complementary Markets Adds mass and scale in Midland and provides entry to other attractive markets in the northern and central regions of Michigan’s lower peninsula Proven Integrator Michigan branch transaction will be HBNC’s 15th acquisition since ‘02 and 5th since ’17, and the company continues to evaluate additional M&A opportunities Key Assumption Deposit runoff of 10%, plus another 10% for surge deposits from federal stimulus programs for consumers and businesses

Logical Market Extension



WISCONSIN
Charlevoix
Otsego
Crawford
Wexford
Roscommon
Missaukee
Arenac
MICHIGAN
Mecosta
Newaygo
Midland
Shiawassee
Milwaukee
Madison
LAKE MICHIGAN
Grand Rapids
Lansing
Detroit
Ann Arbor
Chicago
Michigan City
SOUTH SHORE LINE
South Bend
Fort Wayne
Lafayette
ILLINOIS
OHIO
Indianapolis
INDIANA
Louisville
KENTUCKY

△ 14 Branches in 11 Counties

Logical extension of Horizon's low-cost core deposit franchise in Michigan to further enhance already low-cost funding capability to support overall growth

- Arenac County
- Charlevoix County
- Crawford County
- Mecosta County
- Midland County
- Missaukee County
- Newaygo County
- Otsego County
- Roscommon County
- Shiawassee County
- Wexford County

Branches Acquired

0.05%	>10 years
Av. Deposit Cost	Av. Deposit Account Tenure

Familiar and respected local competitor with culture of commitment to longstanding community banking relationships with their neighbors

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Non-interest bearing 21% Interest bearing ex CDs 67% CDs 12% Non-interest bearing 23% Interest bearing ex CDs 65% CDs 12% Non-interest bearing 23% Interest bearing ex CDs 65% CDs 12% 12 2Q21 Average Deposit Cost* HBNC Acquired Pro Forma Non-interest bearing 0.00% 0.00% 0.00% Interest bearing (excluding CDs) 0.10% 0.01% 0.09% Time Deposits (CDs) 0.87% 0.26% 0.78% Total Deposits 0.17% 0.05% 0.15% *Average cost of total deposits includes average balances of non-interest bearing deposits. Low-Cost Core Deposit Franchise Enhanced with New Branches Total Deposits at 6/30/21 $4.8B HBNC Acquired Pro Forma Total Deposits $846.4M Total Deposits at 6/30/21 $5.6B

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Commercial, 49% Resi Mortgage, 26% Consumer, 25% Commercial, 59% Resi Mortgage, 16% Consumer, 19% Mortgage Warehouse, 6% Held For Sale, 0% Commercial, 60% Resi Mortgage, 16% Consumer, 18% Mortgage Warehouse, 6% Held For Sale, 0% 13 Gross Loans at 6/30/21 $3.5B Mortgage, Consumer & Small Biz Loans Completed extensive due diligence on performing portfolio HBNC Acquired Pro Forma Total Loans $215.0M Total Loans at 6/30/21 $3.7B 2Q21 Average Yield HBNC Acquired Pro Forma Total Loans 4.43% 4.19% 4.42%

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 14 Accretion Upside of Liquidity Deployment Note: Chart is for illustrative purposes only. Actual accretion will be dependent upon timing of liquidity deployment, loan mix and yields. 17.1% 28.6% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 0.00% 0.50% 1.00% 1.50% 2.06% 2.50% 3.00% 3.50% 4.00% 2 0 2 2 E P S A c c re ti o n Yield on Securities • Expected to be 17.1% accretive to EPS in 2022, the first full year after closing, with conservative assumptions including ~5.0% loan growth and ~18% deposit runoff/ attrition from close until year end 2022 • Excess liquidity deployed into securities with an average yield of 2.06% • Additional EPS upside potential as securities are redeployed into loans (illustrated below) Actual Yield on Securities Future Loan Production

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Kathie A. DeRuiter EVP & Senior Operations Officer 15

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® A History of Profitable Growth Extensive and Diligent M&A Expertise Supplements Organic Growth $0.7 $0.8 $0.9 $1.1 $1.2 $1.3 $1.3 $1.4 $1.4 $1.5 $1.8 $1.8 $2.1 $2.7 $3.1 $4.0 $4.2 $5.2 $5.9 $7.5 $5 $7 $7 $7 $7 $8 $9 $9 $10 $13 $20 $20 $18 $21 $24 $33 $53 $67 $68 $66 - 10 20 30 40 50 60 70 80 90 100 - 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 Total Assets ($B) Net Income ($M) CAGRs 2002 through September 2021 Total Assets – 13.5% Net Income – 18.8% 16 12 15 Organic Expansions M&A Transactions

Digital Transformation

History of Optimizing and Diversifying Customer Channels

Multi-channel delivery to meet customers needs

- Serving customers through convenient digital and virtual tools, as well as traditional branches
- Efficient utilization of talent and technology to provide customer support
  - Robust network of 46 interactive teller machines (ITMs)
  - Three bank owned and operated Communication Centers supported by branch staff as needed
  - 89% of online chats answered by bots

Ongoing branch rationalization as customers expand use of technology

- Annual branch optimization process that focuses resources on most-profitable locations and those in underserved communities
- 35 branch consolidations over last six years

2021 PROGRESS & IMPACT

- 10 branches consolidated with cost saves to be reinvested in digital initiatives
- Introduced ITMs to newly acquired Michigan branches
- Leveraging upgraded online and mobile deposit account opening capability launched in 2020. 19% of new accounts opened in 2021 via the digital platform
- Online chats increased 300% since inception in September 2020

FUTURE INITIATIVES & OUTLOOK

- 2022 branch optimization process begins in Q2
- Opportunity to introduce new Northern Michigan customers to digital offerings including e-statements and online bill pay

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Q&A Session 18

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Dennis J. Kuhn EVP & Chief Commercial Banking Officer 19

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Northern Indiana, 21% Central Indiana, 29% Other, 3% Michigan, 47% Geography at 9/30/21 Non-Owner Occupied Real Estate, 47.0% C&I, 26.3% Owner Occ. Real Estate, 22.1% Agriculture, 2.7% Develop./Land, 1.5% Res. Spec. Homes, 0.5% Category at 9/30/21 $2.2 billion in Total Commercial Loans Accelerating Commercial Loan Growth 20 • Commercial loan portfolio, excluding PPP and acquired loans, increased approximately $45 million, or 9% annualized. • Net funded new commercial loans increased 25% from the 2nd quarter. • Net increase in revolving LOC’s for the first time since Q1 2020, pre-COVID, up $4.6 million. Net revolving LOC balances approximately $70 million less than Q1 2020. • Addition of 8 commercial lenders in the last 12 months in growth markets in Southwest and Southeast Michigan and Northwest Indiana. • Commercial pipeline of approximately $133 million, highest level entering a quarter in 2021.

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Lynn Kerber EVP & Senior Commercial Credit Officer 21

Diversified & Granular Loan Portfolio



Mortgage Warehouse, $170M, 5%
Held For Sale, $5M, 0%
Consumer, $713M, 19%
Gross Loans at 9/30/21 $3.7B
Commercial, $2,173M, 59%
Residential Mortgage, $604M, 17%



South Central Michigan, 6%
Lafayette, 6%
Indianapolis, 21%
Southeast Michigan, 5%
Southwest Michigan, 11%
Commercial Loans by Market
West Michigan, 10%
Other, 25%
Northwest Indiana, 16%

Commercial Loans by Industry ($M)	9/30/21 Balance	% of Commercial Portfolio	% of Total Loan Portfolio
Lessors – Residential Multi Family	$206	9.5%	5.6%
Office (except medical)	162	7.4%	4.4%
Health Care, Educational & Social	145	6.7%	4.0%
Hotel	143	6.6%	3.9%
Retail	140	6.4%	3.8%
Individual and Other Services	132	6.1%	3.6%
Real Estate Rental & Leasing	122	5.6%	3.3%
Construction	110	5.1%	3.0%
Manufacturing	104	4.8%	2.8%
Lessors – Student Housing	103	4.7%	2.8%
Warehouse/Industrial	91	4.2%	2.5%
Restaurants	75	3.4%	2.0%
Professional & Technical Services	75	3.4%	2.0%
Medical Office	71	3.3%	1.9%
Finance & Insurance	71	3.3%	1.9%
Retail Trade	68	3.1%	1.9%
Mini Storage	50	2.3%	1.4%
Leisure and Hospitality	42	1.9%	1.1%
Government	36	1.7%	1.0%
Lessors – Residential 1–4 Family	35	1.6%	1.0%
Farm Land	35	1.6%	1.0%
Transportation & Warehousing	32	1.5%	0.9%
Development Loans	26	1.2%	0.7%
Wholesale Trade	24	1.1%	0.7%
Other	79	3.5%	2.2%
Total	$2,177	100.0%	59.4%

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® $488 $23 $158 $40 0.02% 0.01% 3Q20 4Q20 1Q21 2Q21 3Q21 Commercial Net Charge Offs Comml NCOs Comml NCOs/Average Comml Loans $ 0 0 0 s $16,169 $14,348 $12,802 $10,345 $16,121 0.70% 0.65% 0.59% 0.49% 0.74% 3Q20 4Q20 1Q21 2Q21 3Q21 Non-Performing Commercial Loans NPLs (period end) NPLs/Comml. Loans (period end) $ 0 0 0 s 0.05% 0.15% 0.11% 0.03% 0.02% 3Q20 4Q20 1Q21 2Q21 3Q21 $ 0 0 0 s 23 CECL $39,795 $42,210 $42,980 $41,766 $43,121 1.71% 1.93% 1.97% 1.98% 1.98% 3Q20 4Q20 1Q21 2Q21 3Q21 Comml. ACL Comml. ACL/Comml. Loans Commercial Asset Quality Strength Commercial Allowance for Credit Losses (“ACL”) Commercial Loan Delinquency

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® James D. Neff President 24

HORIZON BANK

Prime Mortgage Loan Portfolio

as of September 30, 2021

- 73% of production sold YTD
- Predominantly in-market lender
- Portfolio mortgages
  - Underwriting to Fannie Mae guidelines
  - Full documentation of employment, income and asset verification
  - 92.4% prime with credit score ≥670
- Positioned for Growth
  - Expanded geographic footprint to over 20 states for saleable product
  - Hired two experienced originators to cover new Northern Michigan markets
  - Strong construction loan program to take advantage of fast growing new construction segment of market
  - Recently installed state of the art end-to-end loan origination system, creating internal efficiencies and providing user friendly mobile and on-line capabilities
  - Federal Housing Agency is expected to increase conforming loan limit to $625k as of 1/1/2022, providing target market opportunities to refinance Jumbo ARM's


Construction, 3.8%
Total Outstanding at 9/30/21 $603M
Jumbo, 42.5%
Rental, 1.1%
Conforming, 52.6%

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Noe Najera SVP, Retail Lending 26

Consumer Loan Portfolio Positioned for Growth

as of September 30, 2021

- 99.5% secured consumer loans
  - 95.6% prime, with credit scores ≥700 for 85.6% of portfolio and <640 for 4.4%
  - Rescored annually
  - HELOC combined LTV limited to 89.9%
  - Low delinquency at 0.38% and YTD net charge-offs at 4 basis points
- Positioned for Growth
  - Leverage 34 new Indirect Dealerships in the Northern Michigan market
  - Hire an experienced Indirect Lending Representative for Northern Michigan market
  - Introduced Mortgage Broker program to all markets (HELOC offerings)
  - Increased marketing campaign for HELOC loans increase usage of line, balance transfers, etc.



Unsecured, 0.5%
Other, 0.5%
RV & Boat, 3.9%
HELOCs, 33.1%
Total Outstanding at 9/30/21 $713M
Indirect Auto, 51.2%
Home Equity Term, 5.9%
Direct Auto, 4.9%

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Indirect Lending Program Five Credit Tiers September 2021 Indirect Approved 421 79.9% 86 16.3% 8 1.5% 8 1.5% 4 0.8% September 2021 Indirect Cashed Tier I: 730+ Tier II: 729-700 Tier III: 699-670 Tier IV: 669-640 Tier V: 639-below 3.09 3.39 4.69 3.59 3.89 5.094.99 5.79 6.74 7.24 9.74 10.74 0 2 4 6 8 10 12 Term 63-68 Term 75-78 Term 84 Indirect Lending Rates 10527 2659 2053 1344 853 3492 817 183 91 86 0 2000 4000 6000 8000 10000 Tier I Tier II Tier III Tier IV Tier V Year-to-date Loans Indirect Approved Indirect Cashed

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Q&A Session 29

Why Horizon?

A High-Performing Operator in Growth Markets

Disciplined operating culture

1.41% ROAA, 12.64% ROAE & 2.09% operating expenses/avg. assets in MRQ
Superior return metrics include GAAP ROAA and ROAE, as well as adjusted 1.40% and 12.58%, respectively

35 branch consolidations over last six years and 10 in 2021
Contributing to sustained tech/digital investments and consistently low expense/assets, efficiency and compensation/ FTE ratios

Compelling value supported by commitment to dividend

151% P/TBV and 9.2x P/E (TTM) with 3.3% dividend yield
Recent HBNC share price presents compelling value, while unbroken 30-year record of quarterly cash dividends to shareholders continued in 2021 with two separate increases bringing the annual dividend amount to 60¢/share, representing a 30.0% payout ratio

Well-established long-term growth goals

18% average asset growth 2016-2020
In line with long-term goals of meaningfully outpacing GDP and industry, ~50/50 growth organic/acquired, and organic growth ≥3x GDP

Very attractive Midwest markets

30 minutes from downtown Chicago
Illinois exodus, Indiana's infrastructure and business-friendly climate, and Indiana and Michigan's major global employers, entrepreneurs and research universities all contribute to favorable economic trends in Horizon markets

Deliberate mix of businesses delivers very strong operational performance

>50% of total loans comprise commercial lending
In-market focus for all lending also includes 92% prime mortgage portfolio and 96% prime consumer portfolio

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® A NASDAQ Traded Company - Symbol HBNC VIRTUAL INVESTOR DAY | DECEMBER 2, 2021

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 32 Appendix

HORIZON BANK

Historical Financials

($M except per share data)	Year Ended December 31, 2015	2016	2017	2018	2019	2020	Quarter Ended, 9/30/20	12/31/20	3/31/21	6/30/21	9/30/21
Balance Sheet:											
Total Assets	$2,652	$3,141	$3,964	$4,247	$5,247	$5,887	$5,790	$5,887	$6,056	$6,109	$7,534
Gross Loans	$1,757	$2,144	$2,838	$3,014	$3,641	$3,881	$4,043	$3,881	$3,672	$3,527	$3,665
Deposits	$1,880	$2,471	$2,881	$3,139	$3,931	$4,531	$4,336	$4,531	$4,722	$4,782	$5,980
Tangible Common Equity	$197	$255	$325	$362	$478	$517	$495	$518	$516	$538	$525
Profitability:											
Net Income	$20.5	$23.9	$33.1	$53.1	$66.5	$68.5	$20.3	$21.9	$20.4	$22.2	$23.1
Return on Average Assets	0.87%	0.81%	0.97%	1.31%	1.35%	1.22%	1.40%	1.49%	1.40%	1.45%	1.41%
Return on Average Equity	9.9%	7.9%	8.7%	11.2%	11.0%	10.3%	12.1%	12.8%	11.9%	12.6%	12.6%
Net Interest Margin	3.56%	3.29%	3.75%	3.71%	3.69%	3.44%	3.29%	3.34%	3.29%	3.14%	3.17%
Efficiency Ratio	70.0%	71.5%	65.3%	60.7%	59.9%	57.0%	55.6%	57.5%	57.0%	57.7%	54.9%
Asset Quality(1):											
NPAs & 90+ PD / Assets	0.75%	0.44%	0.44%	0.41%	0.47%	0.49%	0.55%	0.49%	0.44%	0.39%	0.43%
NPAs & 90+ PD / Loans + OREO	1.13%	0.65%	0.61%	0.57%	0.68%	0.74%	0.78%	0.74%	0.47%	0.67%	0.88%
Reserves / Total Loans	0.83%	0.69%	0.58%	0.59%	0.49%	1.47%	1.39%	1.47%	1.56%	1.58%	1.55%
NCOs / Avg. Loans	0.32%	0.08%	0.04%	0.05%	0.06%	0.05%	0.08%	0.02%	0.02%	0.00%	0.00%
Bancorp Capital Ratios:											
TCE Ratio	7.6%	8.3%	8.5%	8.8%	9.4%	9.1%	8.8%	9.1%	8.8%	9.1%	7.1%
Leverage Ratio	9.8%	10.4%	9.9%	10.1%	10.5%	10.7%	10.6%	10.7%	10.8%	10.8%	10.0%
Tier 1 Capital Ratio	13.2%	13.2%	12.4%	12.8%	13.5%	14.0%	13.2%	14.0%	15.6%	15.4%	14.3%
Total Capital Ratio	14.0%	13.9%	12.9%	13.4%	14.0%	14.9%	14.2%	14.9%	16.9%	16.7%	15.3%

(1) As calculated by S&P Global Market Intelligence.

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 34 Slide 12 • Average cost of average total deposits includes average balances of non-interest bearing deposits. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slides 35-44 Use of Non-GAAP Financial Measures • Certain information set forth in the presentation materials refers to financial measures determined by methods other than in accordance with GAAP. Horizon believes these non-GAAP financial measures are helpful to investors and provide a greater understanding of our business without giving effect to purchase accounting impacts, one-time acquisition and other non-recurring costs and non-core items. These measures are not necessarily comparable to similar measures that may be presented by other companies and should not be considered in isolation or as a substitute for the related GAAP measure. Footnote Index

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 35 Footnote Index September 30, June 30, March 31, December 31, September 30, 2021 2021 2021 2020 2020 Pre-tax income 27,127$ 25,943$ 23,872$ 23,860$ 24,638$ Provision for credit losses 1,112 (1,492) 367 3,042 2,052 Pre-tax, pre-provision net income 28,239$ 24,451$ 24,239$ 26,902$ 26,690$ Pre-tax, pre-provision net income 28,239$ 24,451$ 24,239$ 26,902$ 26,690$ Acquisition expenses 799 242 - - - Gain on sale of ESOP trustee accounts (2,329) - - - - (Gain)/loss on sale of investment securities - - (914) (2,622) (1,088) Death benefit on bank owned life insurance (517) (266) - - (31) Prepayment penalties on borrowings - 125 - 3,804 - Adjusted pre-tax, pre-provision net income 26,192$ 24,552$ 23,325$ 28,084$ 25,571$ Average Assets 6,507,673$ 6,142,507$ 5,936,149$ 5,864,086$ 5,768,691$ Unadjusted pre-tax, pre-provision ROAA 1.72% 1.60% 1.66% 1.83% 1.84% Adjusted pre-tax, pre-provision ROAA 1.60% 1.60% 1.59% 1.91% 1.76% Three Months Ended Non-GAAP Reconciliation of Pre-Tax, Pre-Provision Net Income (Dollars in Thousands, Unaudited)

Footnote Index

Non-GAAP Reconciliation of Net Income
(Dollars in Thousands, Unaudited)

	Three Months Ended				
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Net income as reported	$ 23,071	$ 22,173	$ 20,422	$ 21,893	$ 20,312
Acquisition expenses	799	242	-	-	-
Tax effect	(166)	(51)	-	-	-
Net income excluding acquisition expenses	23,704	22,364	20,422	21,893	20,312
Credit loss expense acquired loans	2,034	-	-	-	-
Tax effect	(427)	-	-	-	-
Net income excluding credit loss expense acquired loans	25,311	22,364	20,422	21,893	20,312
Gain on sale of ESOP trustee accounts	(2,329)	-	-	-	-
Tax effect	489	-	-	-	-
Net income excluding gain on sale of ESOP business line	23,471	22,364	20,422	21,893	20,312
(Gain)/loss on sale of investment securities	-	-	(914)	(2,622)	(1,088)
Tax effect	-	-	192	551	228
Net income excluding (gain)/loss on sale of investment securities	23,471	22,364	19,700	19,822	19,452
Death benefit on bank owned life insurance ("BOLI")	(517)	(266)	-	-	(31)
Net income excluding death benefit on BOLI	22,954	22,098	19,700	19,822	19,421
Prepayment penalties on borrowings	-	125	-	3,804	-
Tax effect	-	(26)	-	(799)	-
Net income excluding prepayment penalties on borrowings	22,954	22,197	19,700	22,827	19,421
Adjusted net income	$ 22,954	$ 22,197	$ 19,700	$ 22,827	$ 19,421

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HORIZON BANK

Footnote Index

Non-GAAP Reconciliation of Diluted Earnings per Share
(Dollars in Thousands, Unaudited)

	Three Months Ended				
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Diluted EPS as reported	$ 0.52	$ 0.50	$ 0.46	$ 0.50	$ 0.46
Acquisition expenses	0.02	0.01	-	-	-
Tax effect	-	-	-	-	-
Diluted EPS excluding acquisition expenses	0.54	0.51	0.46	0.50	0.46
Credit loss expense acquired loans	0.05	-	-	-	-
Tax effect	(0.01)	-	-	-	-
Diluted EPS excluding credit loss expense acquired loans	0.58	0.51	0.46	0.50	0.46
Gain on sale of ESOP trustee accounts	(0.05)	-	-	-	-
Tax effect	0.01	-	-	-	-
Diluted EPS excluding gain on sale of ESOP business line	0.54	0.51	0.46	0.50	0.46
(Gain)/loss on sale of investment securities	-	-	(0.02)	(0.06)	(0.02)
Tax effect	-	-	-	0.01	0.01
Diluted EPS excluding (gain)/loss on sale of investment securities	0.54	0.51	0.44	0.45	0.45
Death benefit on bank owned life insurance ("BOLI")	(0.02)	(0.01)	-	-	-
Diluted EPS excluding death benefit on BOLI	0.52	0.50	0.44	0.45	0.45
Prepayment penalties on borrowings	-	-	-	0.09	-
Tax effect	-	-	-	(0.02)	-
Diluted EPS excluding prepayment penalties on borrowings	0.52	0.50	0.44	0.52	0.45
Adjusted diluted EPS	$ 0.52	$ 0.50	$ 0.44	$ 0.52	$ 0.45

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HORIZON BANK

Footnote Index

Non-GAAP Reconciliation of Return on Average Assets
(Dollars in Thousands, Unaudited)

	Three Months Ended				
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Average assets	$ 6,507,673	$ 6,142,507	$ 5,936,149	$ 5,864,086	$ 5,768,691
Return on average assets ("ROAA") as reported	1.41%	1.45%	1.40%	1.49%	1.40%
Acquisition expenses	0.05	0.02	-	-	-
Tax effect	(0.01)	-	-	-	-
ROAA excluding acquisition expenses	1.45	1.47	1.40	1.49	1.40
Credit loss expense acquired loans	0.12	-	-	-	-
Tax effect	(0.03)	-	-	-	-
ROAA excluding credit loss expense acquired loans	1.54	1.47	1.40	1.49	1.40
Gain on sale of ESOP trustee accounts	(0.14)	-	-	-	-
Tax effect	0.03	-	-	-	-
ROAA excluding gain on sale of ESOP business line	1.43	1.47	1.40	1.49	1.40
(Gain)/loss on sale of investment securities	-	-	(0.06)	(0.18)	(0.08)
Tax effect	-	-	0.01	0.04	0.02
ROAA excluding (gain)/loss on sale of investment securities	1.43	1.47	1.35	1.35	1.34
Death benefit on bank owned life insurance ("BOLI")	(0.03)	(0.02)	-	-	-
ROAA excluding death benefit on BOLI	1.40	1.45	1.35	1.35	1.34
Prepayment penalty on borrowings	-	0.01	-	0.26	-
Tax effect	-	-	-	(0.05)	-
ROAA excluding prepayment penalties on borrowings	1.40	1.46	1.35	1.56	1.34
Adjusted ROAA	1.40%	1.46%	1.35%	1.56%	1.34%

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 39 Footnote Index September 30, June 30, March 31, December 31, September 30, June 30, March 31, 2021 2021 2021 2020 2020 2020 2020 Net interest income as reported 46,544$ 42,632$ 42,538$ 43,622$ 43,397$ 42,996$ 40,925$ Average interest earning assets 6,033,088 5,659,384 5,439,634 5,365,888 5,251,611 5,112,636 4,746,202 Net interest income as a percentage of average interest earning assets ("Net Interest Margin") 3.17% 3.14% 3.29% 3.34% 3.39% 3.47% 3.56% Net interest income as reported 46,544$ 42,632$ 42,538$ 43,622$ 43,397$ 42,996$ 40,925$ Prepayment penalties on borrowings - 125 - 3,804 - - - Acquisition-related purchase accounting adjustments ("PAU") (875) (230) (1,579) (2,461) (1,488) (1,553) (1,434) Adjusted net interest income 45,669$ 42,527$ 40,959$ 44,965$ 41,909$ 41,443$ 39,491$ Adjusted net interest margin 3.12% 3.13% 3.17% 3.44% 3.27% 3.35% 3.44% Non-GAAP Reconciliation of Net Interest Margin (Dollars in Thousands, Unaudited) Three Months Ended

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 40 Footnote Index December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31, 2019 2019 2019 2019 2018 2018 2018 2018 Net interest income as reported 41,519$ 43,463$ 41,529$ 34,280$ 33,836$ 33,772$ 33,550$ 33,411$ Average interest earning assets 4,748,217 4,623,985 4,566,674 3,929,296 3,808,822 3,717,139 3,638,801 3,580,143 Net interest income as a percentage of average interest earning assets ("Net Interest Margin") 3.58% 3.82% 3.73% 3.62% 3.60% 3.67% 3.78% 3.81% Net interest income as reported 41,519$ 43,463$ 41,529$ 34,280$ 33,836$ 33,772$ 33,550$ 33,411$ Prepayment penalties on borrowings - - - - - - - - Acquisition-related purchase accounting adjustments ("PAU") (1,042) (1,739) (1,299) (1,510) (1,629) (789) (1,634) (2,037) Adjusted net interest income 40,477$ 41,724$ 40,230$ 32,770$ 32,207$ 32,983$ 31,916$ 31,374$ Adjusted net interest margin 3.49% 3.67% 3.61% 3.46% 3.43% 3.59% 3.60% 3.58% Three Months EndedThree Months Ended Non-GAAP Reconciliation of Net Interest Margin (Dollars in Thousands, Unaudited)

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 41 Footnote Index December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31, 2017 2017 2017 2017 2016 2016 2016 2016 Net interest income as reported 31,455$ 27,879$ 27,198$ 25,568$ 20,939$ 24,410$ 20,869$ 19,774$ Average interest earning assets 3,471,169 3,078,611 2,943,627 2,797,429 2,932,145 2,957,944 2,471,354 2,367,250 Net interest income as a percentage of average interest earning assets ("Net Interest Margin") 3.71% 3.71% 3.84% 3.80% 2.92% 3.37% 3.48% 3.45% Net interest income as reported 31,455$ 27,879$ 27,198$ 25,568$ 20,939$ 24,410$ 20,869$ 19,774$ Prepayment penalties on borrowings - - - - 4,839 - - - Acquisition-related purchase accounting adjustments ("PAU") (868) (661) (939) (1,016) (900) (459) (397) (547) Adjusted net interest income 30,587$ 27,218$ 26,259$ 24,552$ 24,878$ 23,951$ 20,472$ 19,227$ Adjusted net interest margin 3.61% 3.63% 3.71% 3.66% 3.45% 3.31% 3.42% 3.36% Three Months Ended Non-GAAP Reconciliation of Net Interest Margin (Dollars in Thousands, Unaudited) Three Months Ended

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 42 Footnote Index September 30, June 30, March 31, December 31, September 30, June 30, March 31, 2021 2021 2021 2020 2020 2020 2020 Total interest expense as reported 4,324$ 4,788$ 5,051$ 9,612$ 6,749$ 7,348$ 10,729$ Average interest bearing liabilities 4,545,332 4,249,932 4,116,568 4,077,223 4,027,057 3,975,297 3,814,785 Annualized total interest expense as a percentage of average interest bearing liabilities ("Cost of Interest Bearing Liabilities") 0.38% 0.45% 0.50% 0.94% 0.67% 0.74% 1.13% Total interest expense as reported 4,324$ 4,788$ 5,051$ 9,612$ 6,749$ 7,348$ 10,729$ Prepayment penalties on borrowings - (125) - (3,804) - - - Adjusted interest expense 4,324$ 4,663$ 5,051$ 5,808$ 6,749$ 7,348$ 10,729$ Average interest bearing liablities 4,545,332 4,249,932 4,116,568 4,077,223 4,027,057 3,975,297 3,814,785 Average non-interest bearing deposits 1,180,890 1,139,068 1,063,268 1,037,232 996,427 924,890 717,257 Average core funding 5,726,222$ 5,389,000$ 5,179,836$ 5,114,455$ 5,023,484$ 4,900,187$ 4,532,042$ Annualzied adjusted interest expense as a percentage of average core funding ("Adjusted Cost of Core Funds") 0.30% 0.35% 0.40% 0.45% 0.53% 0.60% 0.95% Non-GAAP Reconciliation of Cost of Interest Bearing Liabilities (Dollars in Thousands, Unaudited) Three Months Ended

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Footnote Index

Non-GAAP Reconciliation of Cost of Interest Bearing Liabilities
(Dollars in Thousands, Unaudited)

	Three Months Ended				Three Months Ended			
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Total interest expense as reported	$ 11,879	$ 12,248	$ 12,321	$ 11,093	$ 9,894	$ 8,499	$ 7,191	$ 6,015
Average interest bearing liabilities	3,794,943	3,601,144	3,570,713	3,131,276	3,021,310	2,971,074	2,929,913	2,869,372
Annualized total interest expense as a percentage of average interest bearing liabilities ("Cost of Interest Bearing Liabilities")	1.24%	1.35%	1.38%	1.44%	1.30%	1.13%	0.98%	0.85%
Total interest expense as reported	$ 11,879	$ 12,248	$ 12,321	$ 11,093	$ 9,894	$ 8,499	$ 7,191	$ 6,015
Prepayment penalties on borrowings	-	-	-	-	-	-	-	-
Adjusted interest expense	$ 11,879	$ 12,248	$ 12,321	$ 11,093	$ 9,894	$ 8,499	$ 7,191	$ 6,015
Average interest bearing liablities	3,794,943	3,601,144	3,570,713	3,131,276	3,021,310	2,971,074	2,929,913	2,869,372
Average non-interest bearing deposits	747,513	818,164	818,872	643,601	656,114	640,983	605,188	595,644
Average core funding	$ 4,542,456	$ 4,419,308	$ 4,389,585	$ 3,774,877	$ 3,677,424	$ 3,612,057	$ 3,535,101	$ 3,465,016
Annualzied adjusted interest expense as a percentage of average core funding ("Adjusted Cost of Core Funds")	1.04%	1.10%	1.13%	1.19%	1.07%	0.93%	0.82%	0.70%

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Footnote Index

Non-GAAP Reconciliation of Cost of Interest Bearing Liabilities
(Dollars in Thousands, Unaudited)

	Three Months Ended				Three Months Ended			
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Total interest expense as reported	$ 5,319	$ 4,191	$ 3,607	$ 3,266	$ 8,450	$ 4,552	$ 3,781	$ 3,754
Average interest bearing liabilities	2,766,948	2,459,262	2,375,827	2,246,550	2,369,810	2,443,986	2,058,463	1,974,325
Annualized total interest expense as a percentage of average interest bearing liabilities ("Cost of Interest Bearing Liabilities")	0.76%	0.68%	0.61%	0.59%	1.42%	0.74%	0.74%	0.76%
Total interest expense as reported	$ 5,319	$ 4,191	$ 3,607	$ 3,266	$ 8,450	$ 4,552	$ 3,781	$ 3,754
Prepayment penalties on borrowings	-	-	-	-	(4,839)	-	-	-
Adjusted interest expense	$ 5,319	$ 4,191	$ 3,607	$ 3,266	$ 3,611	$ 4,552	$ 3,781	$ 3,754
Average interest bearing liablities	2,766,948	2,459,262	2,375,827	2,246,550	2,369,810	2,443,986	2,058,463	1,974,325
Average non-interest bearing deposits	603,733	540,109	499,446	491,154	504,274	462,253	364,822	339,141
Average core funding	$ 3,370,681	$ 2,999,371	$ 2,875,273	$ 2,737,704	$ 2,874,084	$ 2,906,239	$ 2,423,285	$ 2,313,466
Annualzied adjusted interest expense as a percentage of average core funding ("Adjusted Cost of Core Funds")	0.63%	0.55%	0.50%	0.48%	0.50%	0.62%	0.63%	0.66%

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